UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices and Zip Code)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01                  Entry into a Material Definitive Agreement.

On February 26, 2020, CIRCOR International, Inc. (the “Company”) entered into Amendment No. 3 to the Credit Agreement (the “Third Amendment”), which amends the Credit Agreement, dated as of December 11, 2017, among the Company, certain domestic subsidiaries of the Company, as guarantors, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as term loan administrative agent and collateral agent, and Truist Bank (formerly known as SunTrust Bank), as revolver administrative agent, swing line lender and a letter of credit issuer (as amended by Amendment No. 1 to the Credit Agreement dated as of January 23, 2018, and by Amendment No. 2 to the Credit Agreement dated as of February 19, 2020, the “Original Credit Agreement” and as amended by the Third Amendment, the “Credit Agreement”). The Third Amendment (i) decreased the applicable margins for the Company’s term loans under the Credit Agreement from 3.50% to 3.25%, subject to a further step-down to 3.00% during any time when the Company has a corporate family rating from Moody’s of B1 or better, in the case of LIBOR loans, and from 2.50% to 2.25%, subject to a further step-down to 2.00% during any time when the Company has a corporate family rating from Moody’s of B1 or better, in the case of base rate loans, and (ii) makes certain other changes to the Original Credit Agreement, including without limitation, resetting the six month soft call period for a repricing of the term loans.

In connection with the execution of the Third Amendment, the Company paid customary fees and expenses of Citizens Bank, N.A. in its capacity as lead arranger and Deutsche Bank AG New York Branch, in its capacity as term loan administrative agent.

The foregoing summary of the Third Amendment is qualified in its entirety by the complete text of the Third Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 2.03                  Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The discussion of the Third Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01                  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 3 to the Credit Agreement, dated as of February 26, 2020, by and among CIRCOR International, Inc., certain domestic subsidiaries of the Company, as guarantors, the lenders party thereto, Deutsche Bank AG New York Branch, as term loan administrative agent and as collateral agent and Truist Bank (formerly known as SunTrust Bank), as revolver administrative agent.

101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.

February 28, 2019	/s/ Chadi Chahine
Chadi Chahine
Senior Vice President and Chief Financial Officer